EXHIBIT 10.7.5

                              WARRANT CERTIFICATE

                                                                   Warrant No. 1

                              WARRANT TO PURCHASE
                                COMMON STOCK OF
                               SLM HOLDINGS INC.

                    THIS WARRANT IS SUBJECT TO RESTRICTIONS
                          ON TRANSFER SET FORTH IN THE
                          AGREEMENT REFERENCED BELOW.

      This certificate certifies that AEGIS NY VENTURE FUND, LP is the registered owner of the above indicated number of Warrants, each Warrant entitling such owner to purchase shares of common stock, $.0001 par value ("COMMON STOCK"), of SLM Holdings Inc., a Delaware corporation, (hereinafter called the "COMPANY"), The totality of the holders warrants position shall equal six and one half percent (6.50%) of the total outstanding shares of the Company at the time of exercise, on a fully diluted basis, assuming the exercise of all options and warrants and the conversion of all convertible preferred stock and other convertible securities, including, without limitation, taking into effect the issuance of the Warrants and its full exercise into the Warrant Shares (as such term is defined in the Warrant Purchase Agreement described below), for a total exercise price of $390,000 (representing a pre-money valuation of the Company of $6,000,000), subject to the terms of that Warrant Agreement hereafter referred to.

      The holder may exercise all or a portion of the Warrant evidenced hereby by surrender, to the Company at its principal office in Melvile, New York, of this Warrant Certificate and the form of Notice to Exercise attached hereto, both duly filled in and signed, along with payment in full to the Company of the Exercise Price in cash or immediately available funds or pursuant to a cashless exercise, all as provided in the Warrant Agreement, as such term is defined below, and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement. According to the terms of the Warrant Purchase Agreement, the Warrants shall cease to be exercisable at 5:00 p.m., New York, New York time, on April 5, 2011.

      The Warrant Certificate is issued under and in accordance with the Warrant Purchase Agreement dated as of April 5, 2006 (the "WARRANT AGREEMENT"), by and between the Company and Aegis NY Venture Fund, LP and is subject to the terms and provisions of the Warrant Agreement, which terms and provisions are hereby incorporated by reference herein and made a part hereof. Each holder of this Warrant Certificate consents to all of the terms contained in the Warrant Agreement by acceptance hereof. A copy of the Warrant Agreement is available for inspection by the registered holder hereof at the principal office of the Company in Melvile, New York.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE COMPANY WILL NOT TRANSFER SUCH SECURITIES EXCEPT UPON RECEIPT OF A FAVORABLE OPINION OF COUNSEL AND/OR EVIDENCE SATISFACTORY TO THE COMPANY THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS.

      The Warrant Agreement and each Warrant Certificate, including this Warrant Certificate, shall be deemed a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of the State of New York.

Dated: April 10, 2006

                                SLM HOLDINGS INC.

                                By: /s/ Jason A. Bishara
                                    -------------------------
                                    Name:  JASON A. BISHARA
                                    Title: CEO